ENERGY RECOVERY INC

Investor Presentation

energy recovery™

SAFE HARBOR

This presentation contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include statements about market trends, possible future revenue growth, and business strategy. These statements represent our current expectations about future events, are based on assumptions, and involve risks and uncertainties.

If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors that could cause actual results to differ materially. A detailed discussion of these factors and uncertainties is contained in the reports of the Company files with the U.S. Securities and Exchange Commission. We assume no obligation to update any forward-looking statements made in this presentation except as required by law.

WHO WE ARE – ENERGY RECOVERY (NASDAQ: ERII)



- Over a decade of experience
- A proven technology with hundreds of references
- A global market leader with 75% market share
- Tackling global problem of water & energy
- Saving ~10B + kWh / year

Saving clients over

$1 billion per year in energy costs

energy recovery™

OUR VISION

To make industrial processes environmentally cleaner and economically more profitable by transforming fluid flows into reusable energy

Industrial profitability and environmental responsibility

The world's leading energy recovery company focused on industrial fluid flows


OUR VISION:
Transform the world's untapped energy into reusable energy

Continuous innovation and collaboration with industry

Passion for the environment, engineering, and economics

HIGH-EFFICIENCY SOLUTIONS FOR INDUSTRIAL FLUID FLOWS

Water Processing


MEMBRANES
HIGH PRESSURE PUMP
CIRCULATION PUMP
PX DEVICE/ARRAY

- Highest Efficiency Technology ~ 98%
- Ceramic Material Science Advantage
- Simple, Plug-n-Play Solution
- Extreme Durability – Zero Maintenance for 25 years
- Numerous U.S. and International Patents
- Generates ~ 60% energy savings

Gas Processing


Contactor
Regenerator
Sweet Gas
Sour Gas
Booster Pump
Circulation Pump
PX
Level Control Valve
Flash Tank

- Highest Efficiency Solution ~ 93%
- Ceramic Material Science Advantage
- Intelligent, Easy-to-Install System
- High Availability ~ 99 % Uptime
- Increases Productivity & Profitability
- Energy savings ~ 50% +

INSIDE OUR TECHNOLOGY

Water Processing




Barcelona Desalination Plant

Gas Processing




Sinopec Gas Processing Plant

energy recovery™

14,000 DEVICES IN 30+ COUNTRIES ON 7 CONTINENTS
A LEADER IN THIS INDUSTRY WORLDWIDE



HEADQUARTERS
San Leandro, California, USA
Madrid, Spain
Dubai, UAE
Shanghai, China
Sales Offices
O&G System Installations
Water Solution Installations
Future Growth Markets

energy recovery™

OUR INDUSTRY EXPERIENCE WITH GLOBAL LEADERS

Water Processing

DOOSAN
suez environnement / Degrémont
acciona Agua
VEOLIA WATER
Inima Grupo OHL
BEFESA
Aquatech
Hyflux™
AQUA ENGINEERING
Cadagua
TOYOBO
Valoriza Agua
GE Water & Process Technologies
IDE Technologies ltd.
aqualia

Gas Processing

Chesapeake ENERGY
Middle East Oil
Client: Confidential
Texas Oil
Client: Confidential
Sinopec

Technology is tested and proven

energy recovery™

DESALINATION OPPORTUNITY
MAJORITY MARKET SHARE IN HIGH GROWTH MARKET



Global capital expenditure on ERDs
GWI ERD Market – Actual
GWI ERD Market – Forecast
$160,000,000
$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Expected Industry Growth of 25%+
Emerging Markets in China, India, USA, Oman, Qatar…
Demand for water for industrial processes

Source: Global Water Intelligence (GWI)
Published data as of November 2012 - time lapsed 1 year

energy recovery

REBOUNDING & DIVERSIFIED RECOVERY



Revenue ($ in 000's)
Revenue
EPS - diluted
Earnings Per Share - Diluted
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$(0.20)
$(0.40)
$(0.60)
Collapse of Credit Markets
Expansion & Acquisition
Management Change
$(0.02)
$0.02
$0.06
$0.14
$0.18
$0.07
$(0.07)
$(0.50)
$(0.16)
$0.98
$4,047
$10,689
$20,058
$35,414
$52,119
$47,014
$45,853
$28,047
$41,010
$200,000
2004
2005
2006
2007
2008
2009
2010
2011
2012E**
2013
2014
2015
2016
2017 *

*2017 Rev equal to oil & gas and desalination business. EPS assumes 58M Shares. (Excludes other fluid flow processes)
**2012E per ThomsonONE estimate consensus mean as of November 30, 2012

DIVERSIFICATION


Water
Oil & Gas
Other Fluids

LEVERAGING STRENGTH TO DIVERSIFY INTO NEW MARKETS



Water
Oil & Gas
Other Fluids

Stage 1
Water



$150 M
ADDRESSABLE MARKET

Stage 2
Oil & Gas



~ $1B
ADDRESSABLE MARKET

Stage 3
Other Fluids



Municipal
Mining
Chemical Processing
Food & Other Processes

~ $1.B +
ADDRESSABLE MARKET

New markets worth est. $2 Billion+

energy recovery

WITH EARLY SUCCESS TO SHOW IN NEW MARKETS



Significant progress in new Oil & Gas market in 2012

- Maintaining Technology Lead
  - Over $4.5 M invested in Oil & Gas
- The Right Partners
  - Partnerships with 3 of the world's largest oil giants on 3 continents
- Early Traction
  - Devices scheduled to be shipped before year-end



Expect revenue results in 2013

energy recovery™


THANK
YOU!

KEY FINANCIAL METRICS

	2012*	2011	VAR
Revenue**	$41.01	$28.05	46.2%
Gross Margin %	49.7%	27.8%	21.9%
EBIT %	-19.3%	-90.2%	-70.9%
Net Income**	($6.92)	($26.44)	73.8%
EPS	($0.16)	($0.50)	68.0%
Cash & Equivalents**	$43.74	$52.33	-16.4%
Shares Outstanding**	50.9	52.6	-3.3%
Market Cap ($ in M)**	$150.1	$135.8	10.5%

*ThomsonONE 2012 estimates consensus mean as of November 30, 2012. Cash & Equivalents, Shares Outstanding and Market Cap data as of 9/30/2012
**In Millions